UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2023	(	November 30, 2023)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On November 29, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Northrim BanCorp, Inc. (the "Company") approved and adopted the Northrim Bank 2023 Deferred Compensation Plan (the “Plan”). On November 30, 2023, the Board and the Board of Directors of the Company’s wholly-owned subsidiary, Northrim Bank (the “Bank”), formally adopted the Plan, effective as of November 30, 2023.

The purpose of the Plan is to provide benefit planning to key employees of the Bank and certain of its subsidiaries by permitting them to defer the receipt of compensation. The Plan provides that on or prior to December 31 of each year the Plan is in effect, any eligible employee may elect in writing to defer receipt of up to ninety percent (90%) of their salary and/or incentive compensation to be paid in the calendar year following the year of election. According to the Plan, the Bank (or its appropriate subsidiary) may, but is not obligated to, make additional contributions to the participant accounts under the Plan. All amounts deferred, and any elective contributions made by the Bank (or its appropriate subsidiary) are credited to participant accounts and invested as designated by the participant in one or more investment options approved by the Committee. Payment of the deferred compensation to participants will be made from the participant’s plan balance upon termination of employment or retirement and in certain other circumstances set forth in the Plan.

The foregoing description is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

10.1	Northrim Bank 2023 Deferred Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

December 4, 2023	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Northrim Bank 2023 Deferred Compensation Plan.